UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 27, 2023

PFIZER INC.
(Exact name of registrant as specified in its charter)

Delaware	1-3619	13-5315170
(State or other	(Commission File	(I.R.S. Employer
jurisdiction of	Number)	Identification No.)
incorporation)

66 Hudson Boulevard East		10001-2192
New York,	New York	(Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code:
(212) 733-2323

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.05 par value	PFE	New York Stock Exchange
1.000% Notes due 2027	PFE27	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.07 Submission of Matters to a Vote of Security Holders
(a) The Pfizer Inc. (the "Company") Annual Meeting of Shareholders was held on April 27, 2023.
(b) Shareholders voted on the matters set forth below.

1. The nominees for election to the Company’s Board of Directors set forth in Item 1 to the Company’s Proxy Statement filed with the U.S. Securities and Exchange Commission on March 16, 2023 were elected to hold office until the Company’s next Annual Meeting of Shareholders, based upon the following votes:

Nominee	Votes For	Votes Against	Abstentions	Broker non-vote
Ronald E. Blaylock	3,789,612,837	83,839,363	12,467,881	822,779,764
Albert Bourla	3,653,674,437	208,682,127	23,564,504	822,779,764
Susan Desmond-Hellmann	3,828,773,799	46,025,527	11,121,794	822,779,764
Joseph J. Echevarria	3,778,999,117	94,432,165	12,489,838	822,779,764
Scott Gottlieb	3,842,319,407	32,995,098	10,606,615	822,779,764
Helen H. Hobbs	3,785,122,522	89,855,218	10,943,380	822,779,764
Susan Hockfield	3,844,758,007	29,938,558	11,222,555	822,779,764
Dan R. Littman	3,820,810,803	52,740,318	12,369,605	822,779,764
Shantanu Narayen	3,834,990,965	38,626,491	12,303,663	822,779,764
Suzanne Nora Johnson	3,647,540,160	226,795,872	11,585,088	822,779,764
James Quincey	3,793,804,997	79,619,976	12,495,108	822,779,764
James C. Smith	3,759,605,435	114,075,438	12,240,247	822,779,764

2. The proposal to ratify the selection of KPMG LLP as the Company’s independent registered public accounting firm for the 2023 fiscal year was approved based upon the following votes:

Votes for approval	4,476,884,380
Votes against	216,080,165
Abstentions	15,730,121
Broker non-votes	n/a

3. The proposal to approve, on an advisory basis, the compensation of the Company's Named Executive Officers was approved based upon the following votes:

Votes for approval	3,579,314,991
Votes against	278,786,983
Abstentions	27,817,386
Broker non-votes	822,779,764

4. The proposal on the advisory vote on the frequency of future advisory votes to approve executive compensation received the following votes:

For 1 year	3,766,703,452
For 2 years	14,391,226
For 3 years	89,089,799
Abstentions	15,686,294
Broker non-votes	822,779,764

5. The shareholder proposal regarding ratification of termination pay was not approved based upon the following votes:
Votes for approval	383,373,901
Votes against	3,471,502,220
Abstentions	31,042,621
Broker non-votes	822,779,764

6. The shareholder proposal regarding independent board chairman policy was not approved based upon the following votes:

Votes for approval	1,341,494,540
Votes against	2,522,043,083
Abstentions	22,383,108
Broker non-votes	822,779,764

7. The shareholder proposal regarding transfer of intellectual property to potential COVID-19 manufacturers feasibility report was not approved based upon the following votes:

Votes for approval	466,014,359
Votes against	3,345,078,090
Abstentions	74,828,282
Broker non-votes	822,779,764

8. The shareholder proposal regarding impact of extended patent exclusivities on product access report was not approved based upon the following votes:
Votes for approval	1,152,896,529
Votes against	2,665,474,921
Abstentions	67,549,520
Broker non-votes	822,779,764

9. The shareholder proposal regarding political contributions congruency report was not approved based upon the following votes:
Votes for approval	539,212,248
Votes against	3,275,597,231
Abstentions	71,110,795
Broker non-votes	822,779,764

(c) Not applicable.
(d) Based upon the results set forth in item (b) (4) above, and consistent with the Board's recommendation, the Board of Directors has determined that advisory votes on executive compensation will be submitted to shareholders on an annual basis until the next required vote on the frequency of such votes.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PFIZER INC.

By:	/s/ Margaret M. Madden
Margaret M. Madden
Senior Vice President and Corporate Secretary
Chief Governance Counsel

Dated: May 1, 2023